                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 26, 1997



                          COULTER PHARMACEUTICAL, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                 000-21905                               94-3219075
          (Commission File No.)              (IRS Employer Identifications No.)




                        550 CALIFORNIA AVENUE, SUITE 200
                            PALO ALTO, CA 94306-1440
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (415) 842-7300






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Item 5.  Other Events.

        Coulter Pharmaceutical, Inc. (the "Company") and Lonza Biologies PLC ("Lonza") entered into the Third Amendment to the Manufacturing Agreement, dated September 26, 1997 (the "Third Amendment"), and the Fourth Amendment to the Manufacturing Agreement, dated September 17, 1997 (the "Fourth Amendment"). The Third Amendment and the Fourth Amendment are part of a series of amendments to the original Manufacturing Agreement between the Company and Lonza, dated August 20, 1996. The Company had contracted with Lonza as a third-party manufacturer to produce unlabeled B-1 Antibody for use in clinical trials of the Company's most advanced product candidate Bexxar (formerly known as the "B-1 Therapopy").




                                       1.
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Item 7.        Exhibits.

               10.13* Third Amendment to Manufacturing Agreement, dated September 26, 1997, by and between Lonza Biologies PLC and the Registrant.

               10.14* Fourth Amendment to Manufacturing Agreement, dated September 17, 1997, by and between Lonza Biologies PLC and the Registrant.

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* Portions omitted pursuant to a request of confidentiality filed separately with the Commission.


                                       4.
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                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        COULTER PHARMACEUTICAL, INC.


Dated:  September 26, 1997
                                        By: /s/ WILLIAM G. HARRIS
                                           ----------------------------------
                                           William G. Harris
                                           Vice President and
                                           Chief Financial Officer






















                                       5.
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                               INDEX TO EXHIBITS
                               -----------------

              10.13* Third Amendment to Manufacturing Agreement, dated September 26, 1997, by and between Lonza Biologies PLC and the Registrant.

              10.14* Fourth Amendment to Manufacturing Agreement, dated September 17, 1997, by and between Lonza Biologies PLC and the Registrant.

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* Portions omitted pursuant to a request of confidentiality filed separately with the Commission.